Exhibit 99.1

BullFrog AI Announces Appointment of Enrique García-Rivera as Vice President of Artificial Intelligence

New VP will enhance development of industry-leading bfLEAP™ AI platform to accelerate and optimize drug discovery process

Gaithersburg, MD – July 11, 2023 – BullFrog AI Holdings, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a precision medicine company using artificial intelligence (AI) and machine learning to enable the successful development of pharmaceuticals and biologics, today announced the appointment of Enrique García-Rivera, Ph.D,, as its new Vice President of Artificial Intelligence. The appointment will further advance BullFrog AI’s best-in-class proprietary bfLEAP™ AI platform that is engineered to enable more accurate predictions of patient disease progression and improve the design of clinical trials to speed safe and effective drug development.

“We are excited to welcome Enrique to BullFrog AI. His exceptional track record in AI and biomedical research, coupled with his unique ability to translate complex data into meaningful insights, will further bolster the capability of our bfLEAP™ AI platform to glean insights from incomplete data sets, perform multimodal analysis and reveal valuable patterns and relationships across deep and wide nodes of unstructured data,” commented Vin Singh, CEO of BullFrog AI. “I am confident that his expertise will drive our bfLEAP™ AI platform to new heights and strengthen our position at the forefront of AI-driven drug development, ultimately paving the way for more effective and personalized therapeutic solutions.”

Prior to joining BullFrog AI, Dr. García-Rivera held leadership roles at ROME Therapeutics and nference in Cambridge, MA. At ROME Therapeutics, he led clinical applications and platform engineering, and while at nference, he developed a drug discovery platform and led various research efforts. Previously Dr. García-Rivera was a research associate at the Broad Institute of Harvard and MIT, where he identified a novel kinase dependency in synovial sarcomas through large-scale small molecule profiling. His vast experience in developing machine learning models and managing large biological databases further augments BullFrog AI’s industry-leading capabilities.

“In a few short years, BullFrog AI has demonstrated the potential of its bfLEAP™ AI platform to identify new drug targets and predict patient outcomes, accelerating drug development and enabling optimized clinical trial design,” stated Dr. García-Rivera. “I look forward to joining such a talented team dedicated to pushing the boundaries and fulfilling the promise of artificial intelligence in pharmaceutical research and development.”

Dr. García-Rivera holds a Ph.D. in Biological and Biomedical Sciences (Chemical Biology) from Harvard University and a BS in Interdisciplinary Sciences from the University of Puerto Rico.

About BullFrog AI

BullFrog AI is a precision medicine company using AI and machine learning to enable the successful development of pharmaceuticals and biologics by predicting which patients will respond to therapies in development. Through its collaborations with leading research institutions, including Johns Hopkins University, BullFrog AI is at the forefront of AI-driven drug development using its proprietary bfLEAP™ artificial intelligence platform. BullFrog AI is deploying bfLEAP™ for use at several critical stages of development with the intention of streamlining data analytics in therapeutics development, decreasing the overall development costs by decreasing failure rates for new therapeutics.

For more information visit BullFrog AI at:

Website: https://bullfrogai.com

LinkedIn: https://www.linkedin.com/company/bullfrogai/

Safe Harbor Statement

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Contact:

Investors

Dave Gentry

RedChip Companies, Inc.

BFRG@redchip.com

800-733-2447

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Eric Reiss

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Dave Schemelia

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609-468-9325

SOURCE: BullFrog AI Holdings, Inc.